EXHIBIT 99.1

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of Common Stock of AnaptysBio, Inc.

Date:  February 14, 2025

FRAZIER LIFE SCIENCES PUBLIC FUND, L.P.

By: FHMLSP, L.P., its General Partner

By: FHMLSP, L.L.C., its General Partner

By: /s/ Steve R. Bailey

Steve R. Bailey, Chief Financial Officer

Date:  February 14, 2025

FHMLSP, L.P.

By: FHMLSP, L.L.C., its General Partner

By: /s/ Steve R. Bailey

Steve R. Bailey, Chief Financial Officer

Date:  February 14, 2025

FHMLSP, L.L.C.

By: /s/ Steve R. Bailey

Steve R. Bailey, Chief Financial Officer

Date:  February 14, 2025

FRAZIER LIFE SCIENCES PUBLIC OVERAGE FUND, L.P.

By: FHMLSP Overage, L.P., its General Partner

By: FHMLSP Overage, L.L.C., its General Partner

By: /s/ Steve R. Bailey

Steve R. Bailey, Chief Financial Officer

Date:  February 14, 2025

FHMLSP OVERAGE, L.P.

By FHMLSP Overage, L.L.C., its General Partner

By: /s/ Steve R. Bailey

Steve R. Bailey, Chief Financial Officer

Date:  February 14, 2025

FHMLSP OVERAGE, L.L.C.

By: /s/ Steve R. Bailey

Steve R. Bailey, Chief Financial Officer

Date:  February 14, 2025

FRAZIER HEALTHCARE VII, L.P.

By: FHM VII, L.P., its General Partner

By: FHM VII, L.L.C., its General Partner

By: /s/ Steve R. Bailey

Steve R. Bailey, Chief Financial Officer

Date:  February 14, 2025

FRAZIER HEALTHCARE VII-A, L.P.

By: FHM VII, L.P., its General Partner

By: FHM VII, L.L.C., its General Partner

By: /s/ Steve R. Bailey

Steve R. Bailey, Chief Financial Officer

Date:  February 14, 2025

FHM VII, L.P.

By: FHM VII, L.L.C., its General Partner

By: /s/ Steve R. Bailey

Steve R. Bailey, Chief Financial Officer

Date:  February 14, 2025

FHM VII, L.L.C.

By: /s/ Steve R. Bailey

Steve R. Bailey, Chief Financial Officer

Date:  February 14, 2025

FRAZIER LIFE SCIENCES XI, L.P.

By: FHMLS XI, L.P., its General Partner

By: FHMLS XI, L.L.C., its General Partner

By: /s/ Steve R. Bailey

Steve R. Bailey, Chief Financial Officer

Date:  February 14, 2025

FHMLS XI, L.P.

By: FHMLS XI, L.L.C., its General Partner

By: /s/ Steve R. Bailey

Steve R. Bailey, Chief Financial Officer

Date:  February 14, 2025

FHMLS XI, L.L.C.

By: /s/ Steve R. Bailey

Steve R. Bailey, Chief Financial Officer

Date:  February 14, 2025

FRAZIER LIFE SCIENCES X, L.P.

By: FHMLS X, L.P., its General Partner

By: FHMLS X, L.L.C., its General Partner

By: /s/ Steve R. Bailey

Steve R. Bailey, Chief Financial Officer

Date:  February 14, 2025

FHMLS X, L.P.

By: FHMLS X, L.L.C., its General Partner

By: /s/ Steve R. Bailey

Steve R. Bailey, Chief Financial Officer

Date:  February 14, 2025

FHMLS X, L.L.C.

By: /s/ Steve R. Bailey

Steve R. Bailey, Chief Financial Officer

Date:  February 14, 2025

By: *

James N. Topper

Date:  February 14, 2025

By: *

Patrick J. Heron

Date:  February 14, 2025

By: *

Alan Frazier

Date:  February 14, 2025

By: *

Nader Naini

Date:  February 14, 2025

By: *

Nathan Every

Date:  February 14, 2025

By: *

Brian Morfitt

Date:  February 14, 2025

By: **

Albert Cha

Date:  February 14, 2025

By: **

James Brush

Date:  February 14, 2025

By: ***

Daniel Estes

Date:  February 14, 2025

By: /s/ Steve R. Bailey

Steve R. Bailey, as Attorney-in-Fact

*This Joint Filer Agreement was executed by Steve R. Bailey on behalf of the individuals listed above pursuant to a Power of Attorney, a copy of which was filed with the SEC on March 29, 2016.

** This Joint Filer Agreement was executed by Steve R. Bailey on behalf of the individuals listed above pursuant to a Power of Attorney, a copy of which was filed with the SEC on August 16, 2021.

*** This Joint Filer Agreement was executed by Steve R. Bailey on behalf of the individuals listed above pursuant to a Power of Attorney, a copy of which was filed with the SEC on April 18, 2022.